SGI Reports Fiscal Third Quarter 2016 Financial Results

Achieves Non-GAAP Profitability for Second Consecutive Quarter

MILPITAS, CA -- (Marketwired - April 27, 2016) - SGI (NASDAQ: SGI), a global leader in high-performance solutions for compute, data analytics and data management, today reported financial results for its fiscal third quarter ended March 25, 2016. The data in this release is presented on both a GAAP and non-GAAP basis and a reconciliation of GAAP to non-GAAP measures is included in the financial tables in this press release.

Total revenue for the third quarter was $132 million compared to $119 million in the third quarter of 2015. GAAP net income for the third quarter was $0.7 million, or $0.02 per share compared with a net loss of $9 million, or $0.25 per share in the third quarter of 2015. Non-GAAP net income in the third quarter was $1 million, or $0.03 per share compared with net loss of $3 million, or $0.10 per share in the same quarter a year ago. The Company exited the quarter with $103 million in cash.

"This quarter we achieved non-GAAP profitability for the second consecutive quarter despite lower than anticipated revenues," said Jorge Titinger, President and CEO. "While delays in federal business are significantly impacting our outlook for the year, our growing HPDA in-memory pipeline and newly-signed OEM agreement should help diversify and grow our revenue and profitability going forward."

Recent Highlights

  We signed our most significant agreement to date with Hewlett Packard Enterprise ("HPE"), the largest x86 vendor in the world. Through this agreement, HPE will OEM our in-memory UV technology for a new 8-socket system, more than doubling our served available market and significantly adding to our go-to-market capabilities.

  In our Earth Sciences vertical, TOTAL, one of the largest integrated oil and gas companies in the world, recently increased the compute power of its SGI Pangea supercomputer by adding the equivalent of more than 80,000 laptops and increasing storage capacity by the equivalent of 6 million DVDs.

  In our Manufacturing vertical, SKODA Auto launched an SGI UV and two ICE HPC systems into operation that enhance the car maker's ability to conduct complex product performance and safety.

  In our Life Sciences vertical, CSIRO (Commonwealth Scientific and Industrial Research Organization) recently installed an SGI UV3000 HPC system to handle massive data workloads. This will enable researchers across Australia to collaborate on projects in areas such as bioinformatics, genome assembly, climate modeling, nanoscience and image processing to help solve complex issues.

Outlook

Based on the revenue shortfall in our federal business, the company now expects fiscal 2016 results of:

  Revenue of at least $530 million
  Non-GAAP earnings per share of at least $0.03, excluding approximately $15 million of adjustments
  GAAP net loss per share of approximately $(0.40)

The company currently expects to achieve non-GAAP profitability for the fourth quarter based on revenue of at least $120 million.

Conference Call and Webcast

SGI's third quarter fiscal 2016 financial results conference call is scheduled to take place on Wednesday, April 27, 2016 at 1:30 p.m. PT (4:30 p.m. ET). A live webcast of the company's earnings conference call will be available simultaneously on the Investor Relations section of the company's website at investors.sgi.com. A replay of the webcast will also be available approximately two hours after the conclusion of the conference call and will remain available until next quarter.

The earnings conference call can also be accessed by dialing (888) 463-5422 (toll-free) or (970) 315-0484 (international) and entering the confirmation code 82870775. An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available for five days and can be accessed by dialing (855) 859-2056 (toll-free) or (404) 537-3406 (international) and entering the confirmation code 82870775.

About SGI

SGI is a global leader in high-performance solutions for compute, data analytics and data management that enable customers to accelerate time to discovery, innovation and profitability. Visit sgi.com for more information.

Connect with SGI on Twitter (@sgi_corp), YouTube (youtube.com/sgicorp), Facebook (facebook.com/sgiglobal) and LinkedIn (linkedin.com/company/sgi).

Forward Looking Statements

The statements made in this press release regarding projected financial results, including SGI's future product sales, anticipated growth, outlook regarding revenue, earnings and positive cash generation, as well as certain statements made in the earnings conference call, are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Actual results could differ materially from those described by these statements due to a number of factors, including, but not limited to the following: sales to U.S. government entities, which are subject to the government's budgetary constraints; customer concentration risks; fluctuations in the buying patterns and sizes of customer orders from one quarter to the next; increased competition causing SGI to sell products or services at lower margins than expected; lengthy acceptance cycles of SGI's products by certain customers and their effects on SGI's revenue and liquidity; development or product delivery delays, delays in obtaining necessary components from suppliers or delays in customer acceptance once products are delivered; the addition of new customers or loss of existing customers; unexpected changes in the price for, and the availability of, components from SGI's suppliers; SGI's ability to enhance its products with new and better designs and functionality; actions taken by competitors, such as new product announcements or introductions or changes in pricing; market acceptance of newer products; and risks related to SGI's term loan. Some of these risks and uncertainties are described in more detail in SGI's most recent Forms 10-K and 10-Q and other filings with the Securities and Exchange Commission ("SEC") and are available at the SEC's web site at http://www.sec.gov. Forward-looking statements are made based on information available to the company on the date of this press release. The company assumes no obligation to update the information in this press release.

Use of Non-GAAP Financial Measures

This press release and the related earnings conference call include financial measures that are not determined in accordance with U.S. generally accepted accounting principles ("GAAP"), including non-GAAP gross margin, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in evaluating the company's operating performance and analyzing our business operations. Management may exclude the following items from one or more of non-GAAP measures: (1) share-based compensation; (2) amortization and impairment of intangible assets; (3) restructuring and severance charges; (4) gains or losses on sale of assets; and (5) other non-recurring costs. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between GAAP and non-GAAP financial results is provided in this press release. The adjustments made should not be construed as an inference that all such adjustments or costs are unusual, infrequent or non-recurring. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in this release and SGI's SEC filings.

For a full reconciliation of historical non-GAAP measures referenced in this press release to the comparable measures under GAAP, please refer to the company's press releases on its website at www.sgi.com.

© 2016 Silicon Graphics International Corp. All rights reserved. SGI, the SGI logo, SGI UV, and SGI ICE are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other product and service names mentioned are the trademarks of their respective companies.

                    Silicon Graphics International Corp.
         UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share amounts)

                                  Three Months Ended     Nine Months Ended
                                 --------------------  --------------------
                                 March 25,  March 27,  March 25,  March 27,
                                    2016       2015       2016       2015
                                 ---------  ---------  ---------  ---------

Revenue                          $ 132,083  $ 118,504  $ 410,216  $ 368,355
Cost of revenue                     94,315     84,845    303,159    265,515
                                 ---------  ---------  ---------  ---------

Gross profit                        37,768     33,659    107,057    102,840
                                 ---------  ---------  ---------  ---------

Operating expenses:
  Research and development          12,744     13,016     38,911     40,995
  Sales and marketing               12,308     14,248     38,702     46,889
  General and administrative         7,801     12,840     32,312     41,399
  Restructuring                          -          -          -        116
                                 ---------  ---------  ---------  ---------
    Total operating expenses        32,853     40,104    109,925    129,399
                                 ---------  ---------  ---------  ---------

Income (loss) from operations        4,915     (6,445)    (2,868)   (26,559)
                                 ---------  ---------  ---------  ---------

  Interest expense, net             (1,988)    (1,614)    (6,044)    (1,714)
  Other expense, net                (1,812)      (575)    (1,375)      (679)
                                 ---------  ---------  ---------  ---------
    Total other expense, net        (3,800)    (2,189)    (7,419)    (2,393)
                                 ---------  ---------  ---------  ---------
Income (loss) before income
 taxes                               1,115     (8,634)   (10,287)   (28,952)
Income tax provision                   376        128      1,025        581

                                 ---------  ---------  ---------  ---------
Net income (loss)                $     739  $  (8,762) $ (11,312) $ (29,533)
                                 =========  =========  =========  =========

Basic net income (loss) per
 share                           $    0.02  $   (0.25) $   (0.32) $   (0.86)
                                 =========  =========  =========  =========
Diluted net income (loss) per
 share                           $    0.02  $   (0.25) $   (0.32) $   (0.86)
                                 =========  =========  =========  =========

Shares used in computing basic
 net income (loss) per share        35,954     34,586     35,553     34,462
                                 =========  =========  =========  =========
Shares used in computing diluted
 net income (loss) per share        37,028     34,586     35,553     34,462
                                 =========  =========  =========  =========

Share-based compensation by
 category is as follows:

Cost of revenue - product        $     110  $     145  $     317  $     375
Cost of revenue - service              295        414      1,025      1,216
Research and development               567        663      1,768      1,881
Sales and marketing                    407        717      1,376      2,282
General and administrative           1,569      1,957      5,536      5,812
                                 ---------  ---------  ---------  ---------
Total                            $   2,948  $   3,896  $  10,022  $  11,566
                                 =========  =========  =========  =========

                    Silicon Graphics International Corp.
               UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                               (In thousands)

                                                        March 25,  June 26,
                                                          2016       2015
                                                       ---------- ----------
                        ASSETS
Current assets:
  Cash and cash equivalents                            $   98,959 $   67,191
  Current portion of restricted cash                        2,109      2,109
  Accounts receivable, net                                 80,723    118,219
  Inventories                                              51,791     82,832
  Current portion of deferred cost of revenue              14,130     12,108
  Prepaid expenses and other current assets                12,734     17,547
                                                       ---------- ----------
    Total current assets                                  260,446    300,006
Non-current portion of restricted cash                      2,153      2,251
Property and equipment, net                                40,769     38,480
Goodwill and Intangible assets, net                        10,801     11,303
Non-current portion of deferred cost of revenue            11,183      9,648
Other non-current assets                                   27,292     25,896

                                                       ---------- ----------
      Total assets                                     $  352,644 $  387,584
                                                       ========== ==========

         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                     $   46,471 $   48,677
  Accrued compensation                                     15,724     17,797
  Short-term debt, net of unamortized debt issuance
   costs                                                    3,980      3,096
  Current portion of deferred revenue                      71,946     96,473
  Other current liabilities                                27,108     33,180
                                                       ---------- ----------
    Total current liabilities                             165,229    199,223
Long-tem debt, net of unamortized debt issuance costs      64,366     65,581
Non-current portion of deferred revenue                    42,997     43,781
Long-term income taxes payable                              8,188      8,420
Retirement benefit obligations                              9,310      9,330
Other non-current liabilities                               7,923      7,871
                                                       ---------- ----------
    Total liabilities                                     298,013    334,206

Stockholders' equity                                       54,631     53,378
                                                       ---------- ----------
      Total liabilities and stockholders' equity       $  352,644 $  387,584
                                                       ========== ==========

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                      Three Months Ended
                                        March 25, 2016
                      Net                    Gross Profit         Operating
                    Income     EPS    Product  Service    Total    Expenses
                   --------  -------  -------  -------  --------  ---------
GAAP               $    739  $  0.02  $22,137  $15,631  $ 37,768  $  32,853

  Share-based
   compensation(1)    2,948     0.08      110      295       405     (2,543)
  Amortization
   of acquired
   intangibles (1)      191        -      175        -       175        (16)
  Severance    (2)      723     0.02        5        -         5       (718)
  Other non-
   recurring
   items       (2)   (3,485)   (0.09)       -      (21)      (21)     3,442
                   --------  -------  -------  -------  --------  ---------
Non-GAAP           $  1,116  $  0.03  $22,427  $15,905  $ 38,332  $  33,018
                   ========  =======  =======  =======  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                 23.0%    43.8%     28.6%
  Gross margin
   on a Non-
   GAAP basis                            23.3%    44.6%     29.0%

Weighted
 average shares
 used in
 computing:
  Basic net
   income per
   share                      35,954
  Diluted net
   income per
   share                      37,028

                                      Three Months Ended
                                        March 27, 2015
                      Net                    Gross Profit         Operating
                     Loss      EPS    Product  Service    Total    Expenses
                   --------  -------  -------  -------  --------  ---------
GAAP               $ (8,762) $ (0.25) $18,604  $15,055  $ 33,659  $  40,104

  Share-based
   compensation(1)    3,896     0.11      145      414       559     (3,337)
  Amortization
   of acquired
   intangibles (1)      106        -       75        -        75        (31)
  Severance    (2)      708     0.02       (5)     479       474       (234)
  Other non-
   recurring
   items       (2)      688     0.02        -       68        68       (390)
                   --------  -------  -------  -------  --------  ---------
Non-GAAP           $ (3,364) $ (0.10) $18,819  $16,016  $ 34,835  $  36,112
                   ========  =======  =======  =======  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                 22.6%    41.7%     28.4%
  Gross margin
   on a Non-
   GAAP basis                            22.8%    44.4%     29.4%

Weighted
 average shares
 used in
 computing:
  Basic and
   diluted net
   loss per
   share                      34,586

                                      Three Months Ended
                                       December 25, 2015
                      Net
                   (Loss) /                  Gross Profit         Operating
                    Income     EPS    Product  Service    Total    Expenses
                   --------  -------  -------  -------  --------  ---------
GAAP               $   (479) $ (0.01) $25,634  $15,191  $ 40,825  $  39,417

  Share-based
   compensation(1)    3,167     0.09       98      314       412     (2,755)
  Amortization
   of acquired
   intangibles (1)      192        -      175        -       175        (17)
  Severance    (2)      730     0.02        -        -         -       (730)
  Other non-
   recurring
   items       (2)    1,396     0.04        -      (12)      (12)    (1,408)
                   --------  -------  -------  -------  --------  ---------
Non-GAAP           $  5,006  $  0.14  $25,907  $15,493  $ 41,400  $  34,507
                   ========  =======  =======  =======  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                 22.3%    41.2%     26.9%
  Gross margin
   on a Non-
   GAAP basis                            22.5%    42.1%     27.3%

Weighted
 average shares
 used in
 computing:
  Basic net
   loss per
   share                      35,531
  Diluted net
   income per
   share                      36,021

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                       Nine Months Ended
                                        March 25, 2016
                      Net
                   (Loss) /                  Gross Profit         Operating
                    Income     EPS    Product  Service    Total    Expenses
                   --------  -------  -------  -------  --------  ---------
GAAP               $(11,312) $ (0.32) $61,951  $45,106  $107,057  $ 109,925

  Share-based
   compensation (1)  10,022     0.28      317    1,025     1,342     (8,680)
  Amortization
   of acquired
   intangibles  (1)     475     0.01      425        -       425        (50)
  Severance     (2)   2,397     0.07        5      123       128     (2,269)
  Other non-
   recurring
   items        (2)    (806)   (0.02)       -      (10)      (10)       774
                   --------  -------  -------  -------  --------  ---------
Non-GAAP           $    776  $  0.02  $62,698  $46,244  $108,942  $  99,700
                   ========  =======  =======  =======  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                 20.3%    43.1%     26.1%
  Gross margin
   on a Non-
   GAAP basis                            20.5%    44.2%     26.6%

Weighted
 average shares
 used in
 computing:
  Basic net
   income
   (loss) per
   share                      35,553
  Dilutive net
   income
   (loss) per
   share                      36,121

                                       Nine Months Ended
                                        March 27, 2015
                      Net                    Gross Profit         Operating
                     Loss      EPS    Product  Service    Total    Expenses
                   --------  -------  -------  -------  --------  ---------
GAAP               $(29,533) $ (0.86) $56,260  $46,580  $102,840  $ 129,399

  Share-based
   compensation (1)  11,566     0.34      375    1,216     1,591     (9,975)
  Amortization
   and
   impairment
   of acquired
   intangibles  (1)   1,631     0.05    1,119        -     1,119       (512)
  Restructuring
   and
   severance    (2)   5,592     0.16      160    1,452     1,612     (3,980)
  Other non-
   recurring
   items        (2)   2,506     0.07        -       78        78     (2,198)
                   --------  -------  -------  -------  --------  ---------
Non-GAAP           $ (8,238) $ (0.24) $57,914  $49,326  $107,240  $ 112,734
                   ========  =======  =======  =======  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                 21.8%    42.1%     27.9%
  Gross margin
   on a Non-
   GAAP basis                            22.5%    44.6%     29.1%

Weighted
 average shares
 used in
 computing:
  Basic and
   diluted net
   loss per
   share                      34,462

NOTE: This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United
States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(1) Adjustments to exclude certain non-cash expenses such as share-based compensation and amortization and impairment of intangible assets.
(2) Adjustments to exclude the items discussed below because such items are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items.

  (a) Restructuring charges and severance -- Restructuring charges consist primarily of severance expense, facility closure and relocation costs.
  (b) Other non-recurring items include settlements, asset impairments, sale of assets, and other non-recurring items.

                    Silicon Graphics International Corp.
                           TRENDED FINANCIAL DATA
                               (In thousands)
                                (Unaudited)

                                                         YTD -      YTD -
                                  Q3 FY16    Q3 FY15      FY16       FY15
-------------------------------- ---------  ---------  ---------  ---------

Revenue
  Americas                       $  54,604  $  72,585  $ 217,127  $ 227,870
  APJ                               33,329     32,155    104,835     92,244
  EMEA                              44,150     13,764     88,254     48,241
-------------------------------- ---------  ---------  ---------  ---------
    Total revenue                $ 132,083  $ 118,504  $ 410,216  $ 368,355
================================ =========  =========  =========  =========

Revenue
  Federal (*)                    $  40,043  $  57,143  $ 178,523  $ 190,103
  International / Commercial        92,040     61,361    231,693    178,252
-------------------------------- ---------  ---------  ---------  ---------
    Total revenue                $ 132,083  $ 118,504  $ 410,216  $ 368,355
-------------------------------- ---------  ---------  ---------  ---------

Revenue
  Product                        $  96,432  $  82,398  $ 305,518  $ 257,688
  Service                           35,651     36,106    104,698    110,667
-------------------------------- ---------  ---------  ---------  ---------
    Total revenue                $ 132,083  $ 118,504  $ 410,216  $ 368,355
-------------------------------- ---------  ---------  ---------  ---------
Cost of revenue
  Product                        $  74,295  $  63,794  $ 243,567  $ 201,428
  Service                           20,020     21,051     59,592     64,087
-------------------------------- ---------  ---------  ---------  ---------
    Total cost of revenue        $  94,315  $  84,845  $ 303,159  $ 265,515
================================ =========  =========  =========  =========
Gross margin by Product and
 Service
  Product Gross Margin                23.0%      22.6%      20.3%      21.8%
  Service Gross Margin                43.8%      41.7%      43.1%      42.1%
    Total gross margin                28.6%      28.4%      26.1%      27.9%
-------------------------------- ---------  ---------  ---------  ---------

(*) Federal revenue includes U.S. government customers, system integrators, and higher education and research institutions

Contact Information:

SGI Investor Relations
Annie Leschin
(415) 775-1788
annie@streetsmartir.com

Ben Liao
(669) 900-8090
bliao@sgi.com